UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2005

OPLINK COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation	000-31581 (Commission File Number)	77-0411346 (I.R.S. Employer Identification No.)

46335 Landing Parkway
Fremont, California 94538
(Address of principal executive offices) (Zip code)

(510) 933-7200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountants

     (a)(1) Previous independent registered public accounting firm

     (i) On March 4, 2005 Oplink Communications, Inc., a Delaware corporation (the “Company”), dismissed PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm.

     (ii) The reports of PwC on the consolidated financial statements of the Company as of and for the years ended June 30, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

     (iii) The decision to change independent registered public accounting firms was approved by the Company’s Audit Committee of the Board of Directors.

     (iv) During the years ended June 30, 2004 and 2003 and through March 4, 2005, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to PwC’s satisfaction, would have caused PwC to make reference to such disagreement in their report on the financial statements for such years.

     (v) During the years ended June 30, 2004 and 2003 and through March 4, 2005, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     (vi) The Company has requested that PwC furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated March 9, 2005 is filed as Exhibit 16 to this Form 8-K.

     (2) New independent accountants

     The audit committee of the board of directors of the Company authorized the engagement of Burr, Pilger & Mayer LLP as the Company’s independent registered public accounting firm, which the Company did on March 8, 2005. During the two most recent fiscal years and through the date of their appointment by the Company, the Company did not consult with Burr, Pilger & Mayer LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that Burr, Pilger & Mayer LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7. Financial Statements and Exhibits

     Exhibit 16: Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPLINK COMMUNICATIONS, INC.
Date: March 9, 2005	By:	/s/ Bruce D. Horn
		Name:	Bruce D. Horn
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
16	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission